EXECUTION COPY

BMW MANUFACTURING L.P.,
as Grantor and UTI Beneficiary,

and

THE BANK OF NEW YORK (DELAWARE),
as Vehicle Trustee

2007-1 VEHICLE TRUST SUPPLEMENT Dated as of November 2, 2007

TABLE OF CONTENTS

Page

ARTICLE I -

DEFINITIONS

2

1.1

Definitions

2

1.2

Interpretive Provisions

5

ARTICLE II -

CREATION OF THE 2007-1 SUBI

6

2.1

Creation of 2007-1 SUBI Assets and the 2007-1 SUBI.

6

2.2

Transfer of 2007-1 SUBI Interests

7

2.3

Issuance and Form of 2007-1 SUBI Certificate.

7

2.4

Actions and Filings

8

2.5

Termination of the 2007-1 SUBI.

8

2.6

Representations and Warranties of Vehicle Trustee

9

2.7

Duties and Powers of Vehicle Trustee

10

ARTICLE III -

2007-1 SUBI ACCOUNTS

10

3.1

2007-1 SUBI Collection Account.

10

3.2

Reserve Fund

10

3.3

Investment of Monies in 2007-1 SUBI Accounts

10

ARTICLE IV -

2007-1 SUBI PLEDGE

11

4.1

Registration of 2007-1 SUBI Pledge.

11

ARTICLE V -

MISCELLANEOUS PROVISIONS

11

5.1

Amendment.

11

5.2

Governing Law

12

5.3

Notices

12

5.4

Severability of Provisions

12

5.5

Effect of Supplement on Vehicle Trust Agreement.

13

5.6

No Petition

13

5.7

Prohibited Directions

14

5.8

Trust Termination

14

EXHIBITS

Exhibit A - Schedule of 2007-1 Vehicles

A-1

Exhibit B - Form of 2007-1 SUBI Certificate

B-1

This 2007-1 Vehicle Trust Supplement, dated as of November 2, 2007, is between BMW Manufacturing L.P., an Indiana limited partnership, as grantor and initial beneficiary (in such capacities, the “Grantor” and the “UTI Beneficiary”, respectively) and The Bank of New York (Delaware), a Delaware banking association, as trustee (in such capacity, the “Vehicle Trustee”).

RECITALS

WHEREAS, pursuant to that certain amended and restated trust agreement, dated as of September 27, 1996, as further amended as of May 25, 2000 and December 1, 2006 (the “Vehicle Trust Agreement”), among the parties hereto, Financial Services Vehicle Trust, a Delaware statutory trust (the “Trust”), will take assignments and conveyances of and hold in trust various Trust Assets (as such term is defined in the Vehicle Trust Agreement);

WHEREAS, the UTI Beneficiary, BMW Financial Services NA, LLC, a Delaware limited liability company (“BMW FS”), as servicer (in such capacity, the “Servicer”), and the Trust have entered into that certain servicing agreement, dated as of August 30, 1995 (the “Basic Servicing Agreement”), which provides for, among other things, the servicing of the Trust Assets by the Servicer;

WHEREAS, pursuant to the Vehicle Trust Agreement, from time to time the Vehicle Trustee, on behalf of the Trust and at the direction of the UTI Beneficiary, will cause the Servicer pursuant to the Servicing Supplement to identify, allocate and segregate on the books and records of the Trust certain Trust Assets and create and issue one or more special units of beneficial interest (each, a “SUBI”), the beneficiaries of which generally will be entitled to the net cash flows arising from such Trust Assets;

WHEREAS, the parties hereto desire to supplement the Vehicle Trust Agreement (as so supplemented by this Supplement, the “SUBI Trust Agreement”) to create one SUBI (the “2007-1 SUBI”);

WHEREAS, the parties hereto desire to identify and allocate to the 2007-1 SUBI a separate portfolio of Trust Assets consisting of leases (the “2007-1 Leases”), the vehicles which are leased under the 2007-1 Leases (the “2007-1 Vehicles”) and certain other related assets; and

WHEREAS, the parties hereto also desire to issue one certificate evidencing a beneficial interest in the 2007-1 SUBI (the “2007-1 SUBI Certificate”).

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I - DEFINITIONS

1.1

Definitions.  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Vehicle Trust Agreement.  Whenever used herein, unless the context otherwise requires, the following words and phrases shall have the following meanings:

“2007-1 Leases” has the meaning set forth in Section 2.1(a).

“2007-1 SUBI” has the meaning set forth in the Recitals.

“2007-1 SUBI Account” means the 2007-1 SUBI Collection Account and any other trust account established with respect to the 2007-1 SUBI.

“2007-1 SUBI Assets” has the meaning set forth in Section 2.1(a).

“2007-1 SUBI Certificate” has the meaning set forth in the Recitals.

“2007-1 SUBI Collection Account” means the trust account established pursuant to Section 3.1(a).

“2007-1 Vehicles” has the meaning set forth in Section 2.1(a).

“ALG Residual Value” means the residual value of the vehicle set forth as the ALG Residual Value in the Lease schedule attached as Exhibit A hereto.

“Bank” means The Bank of New York (Delaware).

“Basic Documents” means the Vehicle Trust Agreement, the Basic Servicing Agreement, this Supplement, the Servicing Supplement, the SUBI Certificate Transfer Agreement, the Trust Agreement, the Indenture, the Issuer SUBI Certificate Transfer Agreement, the Control Agreement, the Back-up Security Agreement, the Issuer Administration Agreement, the Underwriting Agreement, the Interest Rate Cap Agreement, the 2007-1 SUBI Certificate and the Securities, as the same may be amended, supplemented or modified from time to time (but in each case only to the extent that any such amendment, supplement or modification relates to the 2007-1 SUBI or the 2007-1 SUBI Assets).

“Basic Servicing Agreement” has the meaning set forth in the Recitals.

“Certificate Distribution Account” has the meaning set forth in the Trust Agreement.

“Closing Date” means November 2, 2007.

“Contract Residual Value” means the residual value of a 2007-1 Vehicle set forth in the related 2007-1 Lease.

“Control Agreement” has the meaning set forth in the Issuer SUBI Certificate Transfer Agreement.

“Cutoff Date” means the close of business on August 31, 2007.

“Deposit Date” means, with respect to a Collection Period, the Business Day preceding the related Payment Date.

“Eligible Lease” means a Lease that has been validly assigned to the Trust by a BMW Center as of the Closing Date and for which the related 2007-1 Vehicle is one which the Trust or the Vehicle Trustee on behalf of the Trust shall have good and marketable title as of the Closing Date.

“Holder” means the holder from time to time of a SUBI Certificate.

“Indenture” means that certain indenture, dated as of November 2, 2007, between the Indenture Trustee and the Issuer, as amended or supplemented from time to time.

“Indenture Trustee” means Citibank, N.A., a national banking association banking corporation, in its capacity as trustee under the Indenture.

“Issuer” means the BMW Vehicle Lease Trust 2007-1, a Delaware statutory trust.

“Issuer SUBI Certificate Transfer Agreement” means that certain issuer SUBI certificate transfer agreement, dated as of November 2, 2007, between the Transferor and the Issuer, as amended or supplemented from time to time.

“Maturity Date” has the meaning set forth in the Servicing Supplement.

“Moody’s” means Moody’s Investor Service, Inc., and any successor thereto.

“Note” has the meaning set forth in the Indenture.

“Note Distribution Account” has the meaning set forth in the Indenture.

“Other SUBI” means any SUBI other than the 2007-1 SUBI.

“Outstanding Amount” has the meaning set forth in the Indenture.

“Owner Trustee” means Wilmington Trust Company, a Delaware banking corporation, as trustee of the Issuer, or any successor thereto in such capacity.

“Payment Date” means the 15th day of each month or if not a Business Day, the next succeeding Business Day, commencing with the first Payment Date on November 15, 2007.

“Payment Date Certificate” has the meaning set forth in the Indenture.

“Payment Date Advance Reimbursement” has the meaning set forth in the Servicing Supplement.

“Rating Agency” means, with respect to the 2007-1 SUBI, each of Moody’s and S&P.

“Registered Pledgee” means, with respect to the 2007-1 SUBI Certificate, the Person listed in the registration books maintained by the Vehicle Trustee as the registered pledgee of the 2007-1 SUBI Certificate.

“Required Deposit Rating” means either (a) the short-term unsecured debt obligations of the Indenture Trustee are rated in the highest short-term rating category by each Rating Agency, (b) the Indenture Trustee is a depository institution or trust company having a long-term unsecured debt rating acceptable to each Rating Agency and corporate trust powers or (c) the related trust account is maintained in the corporate trust department of the Indenture Trustee.

“Related Beneficiary” means BMW Auto Leasing LLC, and any successor thereto.

“Reserve Fund” has the meaning set forth in the Trust Agreement.

“Reserve Fund Requirement” means (i) 0.25% of the initial Note Balance, or (ii) on any Payment Date occurring on or after the earlier to occur of the date on which the last remaining 2007-1 Lease terminates, zero.

“S&P” means Standard and Poor’s Ratings Services, a division of the McGraw-Hill Co., and any successor thereto.

“Sales Proceeds” has the meaning set forth in the Servicing Supplement.

“Securities” means the Notes and the Trust Certificates.

“Securitization Value” has the meaning set forth in the Servicing Supplement.

“Securityholder” means a registered holder of a Note or a Trust Certificate.

“Servicing Agreement” means the Basic Servicing Agreement as supplemented by the Servicing Supplement, as amended or supplemented from time to time.

“Servicing Fee” has the meaning set forth in the Servicing Supplement.

“Servicing Supplement” means that certain 2007-1 servicing supplement to the Basic Servicing Agreement, dated as of November 2, 2007, among the parties to the Basic Servicing Agreement.

“SUBI” has the meaning set forth in the Recitals.

“SUBI Certificate Transfer Agreement” means that certain SUBI certificate transfer agreement, dated as of November 2, 2007, between BMW Manufacturing L.P. and the Transferor, as amended or supplemented from time to time.

“SUBI Collections” has the meaning set forth in the Servicing Agreement.

“SUBI Collection Account” means a trust account established by the Servicer on behalf of the Vehicle Trustee for the benefit of the holders of interests in the SUBI, into which collections on or in respect of the 2007-1 Leases and the related 2007-1 Vehicles will generally be deposited.

“SUBI Trust Agreement” has the meaning set forth in the Recitals.

“Supplement” means this 2007-1 vehicle trust supplement to the Vehicle Trust Agreement, as amended or supplemented from time to time.

“Transferor” means BMW Auto Leasing LLC, a Delaware limited partnership, and its successors.

“Trust” has the meaning set forth in the Recitals.

“Trust Agent” means Citibank, N.A., and any successor thereto.

“Trust Agreement” means that certain trust agreement, as amended and restated as of November 2, 2007, between the Owner Trustee and the Transferor.

“Trust Certificate” has the meaning set forth in the Trust Agreement.

“Trust Certificateholder” has the meaning set forth in the Trust Agreement.

“Trust Estate” has the meaning set forth in the Indenture.

“Underwriting Agreement” means that certain agreement dated as of October 24, 2007, among the Transferor, BMW FS and J.P. Morgan Securities Inc., as representative of the several underwriters named therein.

“UTI Beneficiary” has the meaning set forth in the Recitals.

“Vehicle Trust Agreement” has the meaning set forth in the Recitals.

“Vehicle Trustee” has the meaning set forth in the Recitals.

1.2

Interpretive Provisions.  For all purposes of this Supplement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular, (ii) references to this Supplement include all Exhibits hereto, (iii) references to words such as “herein”, “hereof” and the like shall refer to this Supplement as a whole and not to any particular part, Article or Section herein, (iv) references to an Article or Section such as “Article Two” or “Section 2.1” shall refer to the applicable Article or Section of this Supplement, (v) the term “include” and all variations thereof shall mean “include without limitation,” and (vi) the term “proceeds” shall have the meaning ascribed to such term in the UCC.

ARTICLE II - CREATION OF THE 2007-1 SUBI

2.1

Creation of 2007-1 SUBI Assets and the 2007-1 SUBI.

(a)

Pursuant to Section 5.2(a) of the Vehicle Trust Agreement, the UTI Beneficiary hereby directs the Vehicle Trustee to cause the Servicer pursuant to the Servicing Supplement to identify, allocate and segregate or to cause to be identified, allocated and segregated to the 2007-1 SUBI on the books and records of the Trust a separate portfolio of Trust Assets consisting of Eligible Leases meeting the requirements set forth in Section 2.15 of the Servicing Supplement, the related Vehicles and other associated Trust Assets owned by the Trust and not allocated to any SUBI or reserved for allocation to any Other SUBI (or acquired by the Trust but not yet allocated to, or reserved for allocation to any specific portfolio).  Such Trust Assets (the “2007-1 SUBI Assets”) shall be accounted for and held in trust independently from all other Trust Assets within the Trust.  Based upon their identification and allocation by the Servicer pursuant to the Servicing Supplement, the Vehicle Trustee hereby identifies and allocates as 2007-1 SUBI Assets the Leases more particularly described on Exhibit A hereto (the “2007-1 Leases”), the Vehicles more particularly described on Exhibit A hereto (the “2007-1 Vehicles”) and the related Trust Assets described above, each such 2007-1 SUBI Assets to be identified on the books and accounts of the Trust as being allocated to the 2007-1 SUBI.

(b)

[Reserved].

(c)

Pursuant to Section 5.2(a) of the Vehicle Trust Agreement, the Vehicle Trustee hereby creates one separate portfolio of SUBI Assets which shall be known as the “2007-1 SUBI”.  The 2007-1 SUBI shall represent a special unit of beneficial interest solely in the 2007-1 SUBI Assets.  Exhibit A shall set forth as to each 2007-1 Lease or 2007-1 Vehicle, as the case may be, the (i) vehicle identification number, (ii) date of origination, (iii) ALG Residual Value, (iv) Contract Residual Value, (v) the Securitization Value as of the Cutoff Date, (vi) Monthly Payment and (viii) number of months remaining from the Cutoff Date to the month in which the Maturity Date occurs.

(d)

The Vehicle Trustee accepts the appointment pursuant to Section 7.6(d) of the Vehicle Trust Agreement and Section 3806(b)(2) of the Business Trust Statute and agrees to act as a trustee (the “Series Vehicle Trustee”) of the 2007-1 SUBI Assets for the benefit of the UTI Beneficiary and the Issuer under the trust created by this Supplement as a separate beneficial owner of the 2007-1 SUBI, subject to the terms and conditions of the Vehicle Trust Agreement and this Supplement.  The Vehicle Trustee shall be treated and shall have the same rights and obligations in respect of the 2007-1 SUBI Assets as does the Vehicle Trustee under the Vehicle Trust Agreement in respect of the Trust Assets.  In furtherance thereof, the provisions of Sections 6.2, 6.3, 6.4, 6.5, 6.6, 7.3, 7.4, 7.5, 7.6 and 7.8 of the Vehicle Trust Agreement are hereby incorporated herein by reference thereto; provided, however, that all references to the Beneficiary shall be deemed to reference the UTI Beneficiary, all references to Trust Assets shall be deemed to reference the 2007-1 SUBI Assets and all references to the Vehicle Trust shall, for the avoidance of doubt, be deemed to refer to the Vehicle Trust with respect to the 2007-1 SUBI; and provided, further, that such provisions of the Vehicle Trust Agreement shall be construed by the parties hereto in a manner that gives effect to the intent thereof within the context of the related applicable provisions hereof.

(e)

The Trust is hereby authorized to enter into and perform its obligations under the Basic Documents to which it is a party and the Vehicle Trustee is hereby authorized to execute and deliver such Basic Documents on behalf of the Trust.

(f)

The foregoing complies with Section 5.2 of the Vehicle Trust Agreement.

2.2

Transfer of 2007-1 SUBI Interests.  Interests in the 2007-1 SUBI may not be transferred or assigned by the UTI Beneficiary, and any such purported transfer or assignment shall be deemed null, void and of no effect; provided, however, that the 2007-1 SUBI Certificate and the interests in the 2007-1 SUBI represented thereby may be (i) sold to the Transferor pursuant to the SUBI Certificate Transfer Agreement, (ii) sold, transferred and assigned by the Transferor absolutely, or a security interest therein granted, to the Issuer and (iii) pledged by the Issuer to the Indenture Trustee.  Each such transfer shall be registrable upon surrender of the 2007-1 SUBI Certificate to be transferred for registration of the transfer at the corporate trust office of the Vehicle Trustee (or the Trust Agent, if applicable) or of any successor Vehicle Trustee, accompanied by a written instrument of transfer in form satisfactory to the Vehicle Trustee (or the Trust Agent, if applicable) or such successor duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon a new 2007-1 SUBI Certificate of a like aggregate fractional undivided interest will be issued to the designated permitted transferee.

2.3

Issuance and Form of 2007-1 SUBI Certificate.

The 2007-1 SUBI shall be represented by the 2007-1 SUBI Certificate which shall represent a beneficial interest in the 2007-1 SUBI and the 2007-1 SUBI Assets, as further set forth herein.  The 2007-1 SUBI Certificate shall be substantially in the form of Exhibit B attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required by this Supplement and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith and with the Vehicle Trust Agreement, be directed by the UTI Beneficiary.  Any portion of the 2007-1 SUBI Certificate may be set forth on the reverse thereof, in which case the following reference to the portion of the text on the reverse shall be inserted on the face thereof, in relative proximity to and prior to the signature of the Vehicle Trustee executing such 2007-1 SUBI Certificate:

Reference is hereby made to the further provisions of this certificate set forth on the reverse hereof, which provisions shall for all purposes have the same effect as if set forth at this place.

The 2007-1 SUBI Certificate shall be printed, typewritten, photocopied or may be produced in any other manner as may, consistently herewith and with the Vehicle Trust Agreement, be determined by the UTI Beneficiary.  The 2007-1 SUBI Certificate and the interest in the 2007-1 SUBI evidenced thereby shall constitute a “security” within the meaning of Section 8-102(a)(15) of the UCC and a “certificated security” within the meaning of Section 8-102(a)(4) of the UCC.

On the Closing Date, pursuant to Section 4.1 hereof , the Indenture Trustee shall, and thereafter for so long as the lien of the Indenture is in place, be registered as the Registered Pledgee of the 2007-1 SUBI Certificate held by the Issuer and pledged as part of the Trust Estate to secure the Issuer’s obligations under the Indenture.  Notwithstanding the foregoing, the Issuer shall be entitled to exercise any and all rights or powers of a Holder hereunder, in the absence of an Event of Default (as defined in the Indenture) under the Indenture.

As required by Section 5.2(b) of the Vehicle Trust Agreement, the 2007-1 SUBI Certificate shall contain an express written waiver of any claim by any Holder to any proceeds or assets of the Vehicle Trustee and to all of the Trust Assets other than those from time to time included within the 2007-1 SUBI Portfolio as 2007-1 SUBI Assets and those proceeds or assets derived from or earned by such 2007-1 SUBI Assets.

2.4

Actions and Filings.  The UTI Beneficiary and the Vehicle Trustee at the written direction and expense of the Servicer, shall undertake all future actions and activities as may be deemed reasonably necessary by the Servicer pursuant to the Servicing Agreement to perfect (or evidence) and confirm the initial creation of and allocation of Trust Assets to the 2007-1 SUBI, including without limitation preparing UCC financing statements to be filed by the Servicer and executing and delivering all related filings, documents or writings as may be deemed reasonably necessary by the Servicer hereunder or under any other Basic Document.  The UTI Beneficiary hereby irrevocably makes and appoints each of the Vehicle Trustee and the Servicer, and any of their respective officers, employees or agents, as the true and lawful attorney-in-fact of the UTI Beneficiary (which appointment is coupled with an interest and is irrevocable) with power to sign on behalf of the UTI Beneficiary any financing statements, continuation statements, security agreements, mortgages, assignments, affidavits, letters of authority, notices or similar documents necessary or appropriate to be executed or filed pursuant to this Section.

2.5

Termination of the 2007-1 SUBI.

(a)

In connection with any purchase by the Servicer of the corpus of the Issuer pursuant to Section 2.19 of the Servicing Agreement, the succession of the Servicer to the interest in the 2007-1 SUBI represented by the 2007-1 SUBI Certificate, should all of the interest in the 2007-1 SUBI thereafter be held by the Holder or Holders of the UTI Certificates, whether by transfer, sale or otherwise, then upon the direction of such Holders, the 2007-1 SUBI shall be terminated, the 2007-1 SUBI Certificate shall be returned to the Vehicle Trustee and canceled and the Servicer shall reallocate all 2007-1 SUBI Assets to the UTI.

(b)

Upon the sale of the Trust Estate pursuant to Section 5.04 of the Indenture, the Indenture Trustee may direct the Issuer promptly to sell the Trust Estate, including the 2007-1 SUBI Assets (other than amounts on deposit in the Distribution Accounts), in a commercially reasonable manner and on commercially reasonable terms.  In connection with any such sale, or the sale of the Trust Estate pursuant to Section 5.04 of the Indenture, the 2007-1 SUBI Assets shall be distributed out of the Vehicle Trust  at the direction of the Owner Trustee or the Indenture Trustee, as applicable, and the purchaser shall take delivery of such 2007-1 SUBI Assets.  The Vehicle Trustee and the other parties hereto shall reasonably cooperate with the Owner Trustee or the Indenture Trustee, as applicable, to cause the related 2007-1 Vehicles to be retitled as directed by the purchaser.  Following such sale, this Supplement shall terminate and the 2007-1 SUBI shall be terminated; provided however such termination shall affect the Vehicle Trust  only insofar as such termination relates to the 2007-1 SUBI.  Such termination shall not entitle the legal representatives of the 2007-1 SUBI or any Holder of the 2007-1 SUBI Certificate to take any action for a partition or winding up of the Trust or any Trust Assets except with respect to the 2007-1 SUBI Assets and the rights, obligations and liabilities of the parties hereto shall not otherwise be affected.  Promptly after the occurrence of any bankruptcy, insolvency or termination proceeding with respect to the Issuer, the Issuer shall give the Indenture Trustee, the Owner Trustee, the Vehicle Trustee and the Rating Agencies written notice of such event.  The proceeds of such sale shall be distributed by the Indenture Trustee, as set forth in Section 5.04 of the Indenture.

2.6

Representations and Warranties of Vehicle Trustee.  The Vehicle Trustee hereby reaffirms, as of the date hereof, the representations, warranties and covenants set forth in Section 7.7 of the Vehicle Trust Agreement, on which the Grantors and UTI Beneficiary, each of their permitted assignees and pledgees and each Registered Pledgee and Holder or Related Beneficiary of the 2007-1 SUBI Certificate (and beneficial owner of any portion thereof, including the Issuer and the Trust Certificateholders) may rely; provided, however, that in lieu of the representations set forth in Section 7.7(e) of the Vehicle Trust Agreement,  the Vehicle Trustee represents, warrants and covenants that the office where the Bank keeps its records concerning the transactions contemplated hereby is located at 100 White Clay Center, Route 273, Newark, Delaware 19711.  For purposes of this Section, any reference in Section 7.7 of the Vehicle Trust Agreement to the Vehicle Trust Agreement shall be deemed to constitute references to the SUBI Trust Agreement.

2.7

Duties and Powers of Vehicle Trustee.  The Vehicle Trustee undertakes to perform such duties (and only such duties), take such actions (and only such actions) and refrain from taking such actions (and only such actions), as are expressly specified in this Supplement and the Vehicle Trust Agreement, or upon receipt of indemnity satisfactory to it for its fees and expenses, as may be directed, solely and exclusively, by the UTI Beneficiary in a manner, as evidenced by an opinion of counsel delivered to the Vehicle Trustee, not contrary to the terms of this Supplement.

ARTICLE III - 2007-1 SUBI ACCOUNTS

3.1

2007-1 SUBI Collection Account.

(a)

With respect to the 2007-1 SUBI, pursuant to the Servicing Supplement, the Servicer shall establish, and the Trust Agent shall maintain, in the name of the Trust, for the exclusive benefit of the holders of interests in the 2007-1 SUBI, the 2007-1 SUBI Collection Account, which account shall constitute a SUBI Collection Account.  The 2007-1 SUBI Collection Account initially shall be established with Citibank, N.A., as the Trust Agent, so long as the Trust Agent has the Required Deposit Rating.  If the Trust Agent at any time does not have the Required Deposit Rating, the Servicer shall, with the assistance of the Trust Agent, as necessary, cause the 2007-1 SUBI Collection Account to be moved in accordance with the Vehicle Trust Agreement.  The 2007-1 SUBI Collection Account shall relate solely to the 2007-1 SUBI and the 2007-1 SUBI Assets, and funds therein shall not be commingled with any other monies, except as otherwise provided for in or contemplated by the SUBI Trust Agreement or in the Servicing Agreement.  All deposits into the 2007-1 SUBI Collection Account shall be made as described in Section 2.2 of the Servicing Agreement.

(b)

On each Deposit Date and Payment Date, pursuant to the instructions from the Servicer, the Trust Agent shall make such deposits and withdrawals from the 2007-1 SUBI Collection Account as set forth in the Servicing Supplement and the Indenture.

(c)

Any transfer of funds to a Holder of the 2007-1 SUBI Certificate shall be made as directed pursuant to the Basic Documents.

3.2

Reserve Fund.  Pursuant to Section 5.01 of the Trust Agreement, the Transferor shall establish and maintain the Reserve Fund (a) with the Indenture Trustee, until the Outstanding Amount is reduced to zero, and (b) thereafter with the Owner Trustee.  Deposits and withdrawals from the Reserve Fund shall be made as directed pursuant to the Basic Documents, including Section 8.04(b) of the Indenture, Section 10.01 of the Indenture and Section 3.3 hereof.

3.3

Investment of Monies in 2007-1 SUBI Accounts.  Pursuant to the Servicing Agreement, all amounts held in the 2007-1 SUBI Collection Account shall be invested by the Trust Agent, at the written direction of the Servicer and the Administrator, in Permitted Investments.  Any investment earnings on the 2007-1 SUBI Collection Account will be taxable to the holder of the Transferor Certificate.  On each Deposit Date, the Trust shall deposit all net income or other gain from the foregoing investments in respect of the related Collection Period into the Reserve Fund.

ARTICLE IV - 2007-1 SUBI PLEDGE

4.1

Registration of 2007-1 SUBI Pledge.

The parties hereto hereby acknowledge the Issuer’s pledge, assignment, and grant to the Indenture Trustee, for the benefit of the holders of the Notes, under the Indenture of a security interest in the 2007-1 SUBI Certificate together with all rights appurtenant thereto and proceeds thereof, to secure the Notes. The Vehicle Trustee hereby acknowledges such pledge, assignment, and grant of security interest, and the Vehicle Trustee agrees to cause the Indenture Trustee to be listed in the Certificate Register as the Registered Pledgee of the 2007-1 SUBI Certificate. The Issuer has caused the Vehicle Trustee to deliver the 2007-1 SUBI Certificate to the Indenture Trustee, as Registered Pledgee, who shall have the rights with respect thereto described herein and in the Indenture.

ARTICLE V - MISCELLANEOUS PROVISIONS

5.1

Amendment.

(a)

Subject to any applicable provisions of the Vehicle Trust Agreement, this Supplement (and, accordingly, the Vehicle Trust Agreement as it relates to the 2007-1 SUBI) may be amended by the parties hereto:

(i)

without the consent of the Holders; provided, that any such action will not, in the good faith judgment of the parties hereto, materially and adversely affect the interest of any Holder; and

(ii)

from time to time (including to change the manner in which the Reserve Fund is funded or to eliminate the Reserve Fund, or to change the remittance schedule for depositing SUBI Collections and other amounts into the 2007-1 SUBI Collection Account) upon receipt of the consent of the Noteholders holding at least a majority of the aggregate principal balance of the Notes and, to the extent affected thereby, the consent of Certificateholders holding at least a majority of the aggregate principal balance of the Certificates, for the purpose of adding any provision to, or changing in any manner the rights of the Notes or Certificates, provided however, that to the extent that any such amendment materially affects the UTI or any Other SUBI, the 2007-1 SUBI Certificate or the 2007-1 SUBI Assets, such amendment shall require the consent of at least a majority of the Holders affected thereby; in addition, to the extent that (A) such amendment shall increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections or payments in respect of the 2007-1 SUBI or the 2007-1 SUBI Certificate or distributions required to be made on any Securities or (B) reduce the percentage of the aggregate principal amount of Securities required to consent to any such amendment, any such amendment shall require the consent of all the Holders or holders of 100% of all outstanding Securities, as the case may be.

(b)

An Opinion of Counsel is required to be delivered to the Vehicle Trustee to the effect that after such amendment, for federal income tax purposes, the Trust will not be treated as an association (or a publicly traded partnership) taxable as a corporation.

(c)

Any amendment to this Supplement shall amend the Vehicle Trust Agreement only insofar as such amendment relates to the 2007-1 SUBI.

(d)

Any amendment to this Supplement shall be deemed not to materially and adversely affect the interests of any holder of Notes, if the Rating Agency Condition is satisfied.

(e)

The Vehicle Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects its rights, duties or immunities, under this Agreement or otherwise.  Prior to executing any amendment to this Supplement, the Vehicle Trustee shall be entitled to receive and rely upon an Opinion of Counsel as contemplated by Section 10.1 of the Vehicle Trust Agreement.

Any amendment of the Vehicle Trust Agreement entered into after the execution of this Supplement shall be ineffective as to the 2007-1 SUBI and the rights, obligations, estates and entitlements of the 2007-1 SUBI Assets created thereby and each beneficiary of the 2007-1 SUBI, and each party to this Supplement, and the 2007-1 SUBI shall continue in effect in all respects as though such amendment to the Vehicle Trust Agreement had not been executed (including any amendment to Section 10.1(b)) thereof unless such amendment has been approved in writing by any Registered Pledgee, and otherwise by the Holder of the 2007-1 SUBI Certificate.

5.2

Governing Law.  This Supplement shall be created under and governed by and construed under the internal laws of the State of Delaware, without regard to any otherwise applicable principles of conflict of laws.

5.3

Notices.  The notice provisions of Section 10.3 of the Vehicle Trust Agreement shall apply equally to this Supplement.  A copy of each notice or other writing required to be delivered to the Vehicle Trustee pursuant to the SUBI Trust Agreement also shall be delivered to the Owner Trustee at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890; and to the Servicer at 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07677 (telecopier no. (201) 307-9286), Attention:  General Counsel.

5.4

Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Supplement (including any amendment hereto) shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Supplement, as the same may be amended, and shall in no way affect the validity or enforceability of the other provisions of the SUBI Trust Agreement or of the 2007-1 SUBI Certificate or the rights of the Holders or Registered Pledgees thereof.  To the extent permitted by applicable law, the parties hereto waive any provision of law that renders any covenant, agreement, provision or term of this Supplement, as the same may be amended, invalid or unenforceable in any respect.

5.5

Effect of Supplement on Vehicle Trust Agreement.

(a)

Except as otherwise specifically provided herein or unless the context otherwise requires, (i) the parties hereto shall continue to be bound by all provisions of the Vehicle Trust Agreement and (ii) the provisions set forth herein shall operate either as additions to or modifications of the extant obligations of the parties under the Vehicle Trust Agreement, as the context may require.  In the event of any conflict between this Supplement and the Vehicle Trust Agreement in respect of the 2007-1 SUBI, the provisions of this Supplement shall prevail.

(b)

For purposes of determining the obligations of the parties hereto under this Supplement with respect to the 2007-1 SUBI, except as otherwise indicated by the context, general references in the Vehicle Trust Agreement to (i) a SUBI Account shall be deemed to refer more specifically to a 2007-1 SUBI Account, (ii) the SUBI shall be deemed to refer more specifically to the 2007-1 SUBI, (iii) a SUBI Collection Account shall be deemed to refer more specifically to the 2007-1 SUBI Collection Account, (iv) a SUBI Asset shall be deemed to refer more specifically to a 2007-1 SUBI Asset, (v) a SUBI Supplement shall be deemed to refer more specifically to this Supplement and (vi) a Servicing Supplement shall be deemed to refer more specifically to the Servicing Supplement.

(c)

Notwithstanding the foregoing, Section 5.6 of the Vehicle Trust Agreement shall not be applicable in connection with this Supplement.

5.6

No Petition.  Each of the parties hereto and each Holder of, or each Registered Pledgee of, by acceptance of the 2007-1 SUBI Certificate, or in the case of the Registered Pledgee, by acceptance of the pledge of such 2007-1 SUBI Certificate, hereby covenants and agrees that prior to the date that is one year and one day after the date upon which all obligations and payments under the related transaction documents have been paid in full, they will not (and, to the fullest extent permitted by applicable law, the Indenture Trustee shall not have the power to) institute against, or join in any institution against the UTI Beneficiary, the Vehicle Trustee, the Vehicle Trust, the Transferor, the Issuer, any other Affiliate or any beneficiary, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any United States federal or state bankruptcy or similar law in connection with a Securitized Financing.  This Section shall survive the complete or partial termination of this Supplement, the resignation or removal of the Vehicle Trustee and the complete or partial resignation or removal of the Servicer.

5.7

Prohibited Directions.  As provided by Section 5.2(d) of the Vehicle Trust Agreement, neither the Beneficiary nor the holder of the 2007-1 SUBI Certificate shall direct the Vehicle Trustee (i) to take any action that would cause the 2007-1 SUBI Portfolio to be substantively consolidated into any other SUBI Portfolio such that it will have its separate existence disregarded in the event of a bankruptcy of the Beneficiary, the Trust or another SUBI or the UTI, (ii) to commingle any of the assets of the 2007-1 SUBI Portfolio with the assets of any other SUBI Portfolio or the UTI Portfolio, (iii) to maintain the corporate, financial and accounting books and records and statements of the 2007-1 SUBI Portfolio, if any, in a manner such that they cannot be separated from those of any Other SUBI Portfolio or the UTI Portfolio, (iv) to take any action that would cause (a) the funds and other assets of the 2007-1 SUBI Portfolio, if any, not to be identifiable or the bank accounts, corporate records and books of account, if any, of the 2007-1 SUBI Portfolio and (b) the Trust to pay, other than from the assets of the 2007-1 SUBI Portfolio, any obligations or indebtedness of any kind incurred by the 2007-1 SUBI Portfolio and payable by the Trust pursuant to this Supplement, (v) to maintain the assets and liabilities of the 2007-1 SUBI Portfolio so that they are not readily ascertainable from those of any Other SUBI Portfolio or the UTI Portfolio and subject to segregation without requiring substantial time or expense to effect and account for such segregated assets and liabilities) (vi) file a voluntary petition as a debtor under the federal bankruptcy code or any similar insolvency law or on behalf of the Trust or the 2007-1 SUBI Portfolio (vii) to take any actions with respect to the 2007-1 SUBI Portfolio except in its capacity as the Vehicle Trustee.

5.8

Trust Termination.  Notwithstanding Section 9.1(b) of the Vehicle Trust Agreement, the UTI Beneficiary shall not direct that the Trust dissolve prior to payment in full of all amounts owed under the Vehicle Trust Agreement, the Trust Agreement and the Indenture and under any Securitized Financing in connection with an Other SUBI.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Grantor and UTI Beneficiary, and the Vehicle Trustee have caused this Supplement to be duly executed by their respective officers as of the day and year first above written.

BMW MANUFACTURING L.P.,

  as Grantor and UTI Beneficiary

By:

BMW FACILITY PARTNERS, LLC,

as General Partner

By:

              /s/ Kerstin Zerbst

Name:  Kerstin Zerbst

Title:    President

By:

              /s/ Joachim Herr

Name:  Joachim Herr

Title:    Treasurer

THE BANK OF NEW YORK (DELAWARE), as Vehicle Trustee

By:

   /s/ Kristine K. Gullo

Name: Kristine K. Gullo

Title:   Vice President

EXHIBIT A

SCHEDULE OF 2007-1 LEASES AND 2007-1 VEHICLES

[Omitted.  Copies on file with the Servicer and the Owner Trustee.]

EXHIBIT B

FORM OF 2007-1 SUBI CERTIFICATE

FINANCIAL SERVICES VEHICLE TRUST

2007-1 SPECIAL UNIT OF BENEFICIAL INTEREST CERTIFICATE

No. R-___

evidencing a fractional undivided interest in all 2007-1 SUBI Assets (as defined below).

This 2007-1 Special Unit of Beneficial Interest Certificate does not represent an interest in or obligation of BMW Financial Services NA, LLC, The Bank of New York (Delaware) or any of their respective affiliates, except to the extent described below.

THIS CERTIFIES THAT ________________ is the registered owner of a nonassessable, fully-paid, undivided interest in the 2007-1 SUBI Assets owned by Financial Services Vehicle Trust (the “Trust”).

The Trust was created pursuant to a trust agreement, dated as of August 30, 1995, as amended, supplemented or restated from time to time (the “Vehicle Trust Agreement”), among BMW Manufacturing L.P. (“BMW LP”), as grantor and initial beneficiary (in such capacities, the “Grantor” and the “UTI Beneficiary”, respectively), and The Bank of New York (Delaware), as trustee (the “Vehicle Trustee”).

This certificate is a duly authorized 2007-1 SUBI Certificate, and is issued under and is subject to the terms, provisions and conditions of the Vehicle Trust Agreement and the 2007-1 vehicle trust supplement thereto, dated as of November 2, 2007 (the “2007-1 SUBI Supplement” and, together with the Vehicle Trust Agreement, the “SUBI Trust Agreement”).  To the extent not otherwise defined herein, capitalized terms used herein have the meanings assigned thereto in the SUBI Trust Agreement.  By acceptance of this 2007-1 SUBI Certificate, the Holder hereof assents to the terms and conditions of the SUBI Trust Agreement and agrees to be bound thereby.  A summary of certain of the pertinent provisions of the SUBI Trust Agreement is set forth below.

The assets of the Trust allocated to the 2007-1 SUBI will generally consist of (i) cash capital, (ii) the 2007-1 Leases and (iii) the 2007-1 Vehicles and all of the Trust’s rights thereunder, including the right to proceeds arising therefrom or in connection therewith.

Under the Vehicle Trust Agreement, from time to time the UTI Beneficiary may direct the Vehicle Trustee to issue to or upon the order of the UTI Beneficiary one or more certificates (each, a “ SUBI Certificate”) representing a beneficial interest in certain specified Vehicles, Leases and related Trust Assets (such assets, the “SUBI Assets”).  Upon the issuance of the SUBI Certificates relating to the SUBI Assets, the beneficial interest in the Trust and the Trust Assets represented by the UTI shall be reduced by the amount of the Trust Assets represented by such SUBI Certificates.  This certificate evidences an interest in all 2007-1 SUBI Assets, was issued pursuant to the 2007-1 SUBI Supplement and represents a beneficial interest in the 2007-1 SUBI Assets.

The UTI and the 2007-1 SUBI shall each constitute a separate series of the Trust pursuant to Section 3806(b)(2) of the Business Trust Statute for which separate and distinct records shall be maintained.  The 2007-1 SUBI Certificate and the interest in the 2007-1 SUBI represented thereby constitutes a “security” within the meaning of Section 8-102(a)(15) of the UCC and a “certificated security” within the meaning of Section 8-102(a)(4) of the UCC.

The 2007-1 SUBI Supplement may be amended by the parties thereto upon the terms and subject to the conditions set forth in the 2007-1 SUBI Supplement.

The Holder, by acceptance of this 2007-1 SUBI Certificate, covenants and agrees that prior to the date that is one year and one day after the date upon which all obligations under each Securitized Financing have been paid in full, it will not institute against, or join any other Person in instituting against any Grantor, the Vehicle Trustee, the Trust, any Beneficiary, any general partner of a Beneficiary or of a Special Purpose Affiliate that is a partnership or any member of a Beneficiary or Special Purpose Affiliate (or any of their respective general partners) that is a limited liability company, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding or other Proceedings under any federal or state bankruptcy or similar law.  Such covenant shall survive the termination of the SUBI Trust Agreement, the resignation or removal of the Vehicle Trustee under the SUBI Trust Agreement or the complete or partial resignation of the Servicer.

The Holder hereof or owner of a beneficial interest herein hereby (i) expressly waives any claim it may have to any proceeds or assets of the Vehicle Trustee and to all of the Trust Assets other than those from time to time included within the 2007-1 SUBI as 2007-1 SUBI Assets and those proceeds or assets derived from or earned by such 2007-1 SUBI Assets and (ii) expressly subordinates in favor of the Holder of any Other SUBI Certificate or a UTI Certificate any claim to any Other SUBI or UTI Assets that, notwithstanding the waiver contained in clause (i), may be determined to exist.

The Vehicle Trustee shall keep the certificate register with respect to this 2007-1 SUBI Certificate, and the Holder of this 2007-1 SUBI Certificate shall notify the Vehicle Trustee of any change of address or instructions on the distribution of funds.

Upon the dissolution of the Trust with respect to the 2007-1 SUBI, the 2007-1 SUBI shall be terminated and the 2007-1 SUBI Certificates shall be returned to the Vehicle Trustee for cancellation.  Such a termination shall not effect a termination of the Trust or of any Other SUBIs that is in existence at the time of such termination.

The Trust or the UTI may terminate upon the terms and subject to the conditions set forth in the SUBI Trust Agreement.

No SUBI or SUBI Certificate shall be transferred or assigned except to the extent specified in the SUBI Trust Agreement or in any related Supplement and, to the fullest extent permitted by applicable law, any such purported transfer or assignment other than as so specified shall be deemed null, void and of no effect under the SUBI Trust Agreement.  Notwithstanding the foregoing, the SUBI Certificate and the interest in the SUBI evidenced thereby may be (i) transferred, assigned or pledged to any Special Purpose Affiliate or (ii) transferred, assigned or pledged by the Related Beneficiary or a Special Purpose Affiliate to or in favor of (A) a trustee for one or more trusts or (B) one or more other entities, in either case solely for the purpose of securing or otherwise facilitating one or more Securitized Financings.

This 2007-1 SUBI Certificate shall be governed by and construed under the internal laws of the State of Delaware, without regard to any otherwise applicable principles of conflict of laws.

Unless this 2007-1 SUBI Certificate shall have been executed by an authorized officer of the Vehicle Trustee, by manual signature, this 2007-1 SUBI Certificate shall not entitle the holder hereof to any benefit under the SUBI Trust Agreement or be valid for any purpose.

IN WITNESS WHEREOF, The Bank of New York (Delaware), as Vehicle Trustee of the Trust and not in its individual capacity, has caused this 2007-1 SUBI Certificate to be duly executed.

Dated:  __________, 20[__]

FINANCIAL SERVICES VEHICLE TRUST

By:

THE BANK OF NEW YORK (DELAWARE), not in its individual capacity but solely as Vehicle Trustee

By:

____________________________

Name:

Title:

FOR VALUE RECEIVED, the undersigned hereby sells, transfers and assigns unto ______________ the within 2007-1 SUBI Certificate, and all rights thereunder, hereby irrevocably constituting and appointing _____________ as attorney to transfer said 2007-1 SUBI Certificate on the books of the certificate registrar, with full power of substitution in the premises.

Dated:  _____________________

By:

_______________________________

Name:

Title: